PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of Property and equipment, net

	As of December 31,
	2018	2019

Computer equipment and application software	8,309	7,279
Furniture and vehicles	540	665
Leasehold improvements	1,053	1,204

	$9,902	$9,148
Less: Accumulated depreciation	$(8,347)	$(7,794)
Less: Accumulated impairment loss	—	(503)

Total property and equipment, net	$1,555	$851